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                                                                EXHIBIT 10(mmm)

                              CHECKFREE CORPORATION

                              STOCKHOLDER AGREEMENT

         This Stockholder Agreement (this "AGREEMENT") is made and entered into as of September 15, 1996 (the "EFFECTIVE DATE") between Intuit Inc., a Delaware corporation ("INTUIT"), and the undersigned stockholder ("STOCKHOLDER") of Checkfree Corporation, a Delaware corporation ("CHECKFREE").

                                    RECITALS
                                    --------

                  A. Concurrently with the execution of this Agreement, Intuit, Checkfree, Intuit Services Corporation, a Delaware corporation that is a wholly-owned subsidiary of Intuit ("SUB"), and Checkfree Acquisition Corporation II, a Delaware corporation that is a wholly-owned subsidiary of Checkfree ("NEWCO") have entered into an Agreement and Plan of Merger dated of even date herewith, as such may be amended (the "PLAN"). The Plan provides that Newco will be merged with and into Sub in a statutory merger (the "MERGER"). Pursuant to the Merger, all the outstanding capital stock of Sub will be converted into shares of Common Stock of Checkfree.

                  B. Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of such number of shares of the outstanding Common Stock of Checkfree as is indicated on the final page of this Agreement (the "SHARES").


                  NOW, THEREFORE, the parties agree as follows:

                  1. AGREEMENT TO RETAIN SHARES.

                     1.1 TRANSFER AND ENCUMBRANCE. Stockholder agrees not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the Shares or any New Shares (as defined in Section 1.2 below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date; provided, however, that notwithstanding the foregoing, Stockholder may transfer, sell, exchange, pledge or otherwise dispose of or encumber up to five percent of the Shares owned by Stockholder on the Effective Date (exclusive of any New Shares). As used herein, the term "EXPIRATION DATE" means the earlier to occur of: (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Plan or (ii) such date and time as the Plan is terminated in accordance with the terms of Article VI of the Plan.

                     1.2 NEW SHARES. Stockholder agrees that any shares of capital stock of Checkfree that Stockholder purchases or that Stockholder in any other manner otherwise acquires beneficial ownership of after the Effective Date of this Agreement ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.




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     2. AGREEMENT TO VOTE SHARES.

          2.1 VOTING REGARDING THE MERGER. At every meeting of the stockholders of Checkfree called with respect to any of the following, and at every adjournment thereof, and on every action or approval by the written consent of the stockholders of Checkfree with respect to any of the following, Stockholder agrees to vote the Shares and any New Shares:

          (a) in favor of approval of the Plan and the Merger and any matter that could reasonably be expected to facilitate the Plan and the Merger; and

          (b) against approval of any proposal (including, but not limited to, any proposal for a merger, consolidation, sale of assets, reorganization or recapitalization of Checkfree with any party or any liquidation or winding up of Checkfree) that may be made in opposition to, in competition with or as an alternative to, or that would be likely to jeopardize or prevent, consummation of the Merger and the Plan (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL").

          Stockholder further agrees not, directly or indirectly, to solicit or encourage any offer from any party to Checkfree for an Opposing Proposal.

          2.2 LIMITS. This Agreement is intended to bind Stockholder as a stockholder of Checkfree only with respect to the specific matters set forth herein and shall not prohibit Stockholder from acting in accordance with Stockholder's fiduciary duties, if applicable, as a director of Checkfree.

     3. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Intuit a proxy in the form attached hereto as EXHIBIT A (the "PROXY"), which shall be irrevocable to the extent provided in
Section 212 of the Delaware General Corporation Law, covering the total number of Shares and New Shares of capital stock of Checkfree beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by Stockholder set forth therein.

     4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF STOCKHOLDER. Stockholder hereby represents, warrants and covenants to Intuit as follows:

          4.1 Ownership of Shares. Stockholder: (a) is the beneficial owner of the Shares, which at the Effective Date of this Agreement and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances; (b) does not beneficially own any shares of capital stock of Checkfree other than the Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law); and (c) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy. Stockholder is not a party to, and will not become a party to, any voting agreement or similar agreement or commitment, and Stockholder has not granted, and will not grant, any proxy or similar authorization to vote any Shares or any New Shares, that would be in conflict or inconsistent with Stockholder's obligations under this Agreement and the Proxy.


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          4.2 NO PROXY SOLICITATIONS. Stockholder will not, and will not permit any person or entity under Stockholder's control, to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to approval of an Opposing Proposal or any other action in opposition to the Merger or otherwise encourage or assist any party in taking or planning any action that would compete with, serve as an alternative to, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Plan or (ii) initiate a stockholders' vote or action by written consent of Checkfree stockholders in favor of an Opposing Proposal or any other action in opposition to the Merger; or (ii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Checkfree in favor of an Opposing Proposal or any other action in opposition to the Merger.

     5. CONSENT AND WAIVER. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

     6. TERMINATION. This Agreement shall terminate and shall have no further force or effect after the Expiration Date.

     7. MISCELLANEOUS.

          7.1 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          7.2 BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

          7.3 AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

          7.4 SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Intuit will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Intuit upon any such violation, Intuit shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Intuit at law or in equity.

          7.5 NOTICES. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be


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deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

      If to Intuit:             Intuit Inc.
                                2535 Garcia Avenue
                                Mountain View, CA 94039
                                Attn:  Chief Executive Officer

      with a copy to:           Fenwick & West LLP
                                Two Palo Alto Square
                                Palo Alto, California 94306
                                Attn: Kenneth A. Linhares

      If to Stockholder:        To the address for notice set forth on the last
                                page hereof.

      With a copy to:           Checkfree Corporation
                                8275 North High Street
                                Columbus, Ohio 43235
                                Attn:  Chief Executive Officer

      With a copy to:           Porter, Wright, Morris & Arthur
                                41 South High Street, Suite 2900
                                Columbus, OH 43215
                                Attn: Curtis A. Loveland, Esq.

          7.6 GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware.

          7.7 ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          7.8 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          7.9 EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.




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INTUIT INC.                              STOCKHOLDER

By: /s/ James J. Heeger                  Name: /s/ Mark A. Johnson
   --------------------------                 ----------------------------------

Title: Senior Vice President and CFO     By: Mark A. Johnson
      -------------------------------       ------------------------------------
                                         Stockholder's Address for Notice:

                                         8275 North High Street
                                         --------------------------------
                                         Columbus, Ohio 43235
                                         --------------------------------



                                         Shares beneficially owned:
                                         1,622,000 shares of Checkfree Common
                                         Stock

ATTACHMENTS:
------------

Exhibit A         -        Proxy





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                                IRREVOCABLE PROXY
                      (TO VOTE CHECKFREE CORPORATION STOCK)

         The undersigned stockholder of Checkfree Corporation, a Delaware corporation ("CHECKFREE"), hereby irrevocably (to the fullest extent permitted by Section 212 of the Delaware General Corporation Law) appoints the directors on the Board of Directors of Intuit Inc., a Delaware corporation ("INTUIT"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Checkfree that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Checkfree issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of Checkfree as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below) and not to grant any subsequent proxies with respect to the Shares that may be inconsistent or in conflict with the terms of this Proxy.

         This proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is granted pursuant to that certain Stockholder Agreement dated as of September 15, 1996 by and among Intuit and the undersigned stockholder (the "STOCKHOLDER AGREEMENT"), and is granted in consideration of Intuit entering into that certain Agreement and Plan of Merger dated as of September 15, 1996, as such may be amended (the "PLAN"), by and among Intuit, Checkfree, Intuit Services Corporation, a Delaware corporation and wholly-owned subsidiary of Intuit ("SUB") and Checkfree Acquisition Corporation II, a Delaware corporation that is a wholly-owned subsidiary of Checkfree ("NEWCO"). The Plan provides for the merger of Newco with and into Sub (the "MERGER"). As used herein, the term "EXPIRATION DATE" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Plan or (ii) such date and time as the Plan shall be terminated pursuant to Article VI thereof.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law), at every annual, special or adjourned meeting of the stockholders of Checkfree and in every written consent in lieu of such meeting:

          (a) in favor of approval of the Plan and the Merger and any matter that could reasonably be expected to facilitate the Merger; and



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          (b)  against approval of any proposal (including, but not limited to, any proposal for a merger, consolidation, sale of assets, reorganization or recapitalization of Checkfree with any party or any liquidation or winding up of Checkfree) that may be made in opposition to, in competition with or as an alternative to, or that would be likely to jeopardize or prevent, consummation of the Merger and the Plan (each of the foregoing is hereinafter referred to as an "OPPOSING PROPOSAL").

         The undersigned stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned and any transferee of Shares.

         This proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law).

Dated: September 15, 1996         /s/ Mark A. Johnson
                                  -----------------------------------
                                  Signature of Stockholder

                                  Mark A. Johnson
                                  -----------------------------------
                                  Print Name of Stockholder

                                  Shares beneficially owned:
                                  1,622,000 shares of Checkfree Common Stock